Exhibit 99.2

NASDAQ: MRNS @MarinusPharma Corporate Overview 2020

Safe Harbor Statement

To the extent that statements contained in this presentation are not descriptions of historical facts regarding Marinus, they are forward-looking statements reflecting the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “may”, “will”, “expect”, “anticipate”, “estimate”, “intend”, “believe”, and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances) are intended to identify forward-looking statements. Examples of forward-looking statements contained in this presentation include, among others, statements regarding our clinical development plans for ganaxolone; expected dosing in our clinical trials; the clinical development schedule and milestones; our expected timing to begin and complete enrollment in our clinical trials; the expected trial design, target patient population and endpoints for our clinical trials; interpretation of scientific basis for ganaxolone use; timing for availability and release of data, including the expected release of topline data from our Phase 3 trial in status epilepticus (SE) in the 1H 2022; and from the proof of concept study in PCDH19 in the first half of 2021, and from the Phase 2 tuberous sclerosis complex (TSC) trial in mid 2021; the potential safety and efficacy and therapeutical potential of ganaxolone; timing and expectation regarding submissions of regulatory applications, including our expectation to submit an NDA for ganaxolone in CDD in mid-2021 and an MAA by end Q3 2021;expectations regarding commercial launch of ganaxolone in CDD in 1H 2022; expectations regarding our agreement with BARDA; expectations regarding the potential market opportunities for our product candidates, including oral ganaxolone; potential commercial alliances; and our expectations regarding the effect of the COVID-19 pandemic on our business and clinical development plans. Forward-looking statements in this presentation involve substantial risks and uncertainties that could cause our clinical development programs, future results, performance or achievements to differ significantly from those expressed or implied by the forward-looking statements. Such risks and uncertainties include, among others, uncertainties and delays relating to the design, enrollment, completion, and results of clinical trials; interpretation of results of clinical trials; unanticipated costs and expenses; early clinical trials may not be indicative of the results in later clinical trials; clinical trial results may not support regulatory approval or further development in a specified indication or at all; actions or advice of the FDA or other regulatory agencies may affect the design, initiation, timing, continuation and/or progress of clinical trials or result in the need for additional clinical trials; our ability to obtain and maintain regulatory approval for our product candidate; our ability to obtain and maintain patent protection for our product candidates; delays, interruptions or failures in the manufacture and supply of our product candidate; our ability to raise additional capital; the effect of the COVID-19 pandemic on our business, the medical community and the global economy; and the availability or potential availability of alternative products or treatments for conditions targeted by us that could affect the availability or commercial potential of our product candidate. Marinus undertakes no obligation to update or revise any forward-looking statements. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to the business of the Company in general, see filings Marinus has made with the Securities and Exchange Commission. You may access these documents for free by visiting EDGAR on the SEC web site at www.sec.gov.

MARINUS PHARMACEUTICALS

©2020 Marinus Pharmaceuticals. All Rights Reserved | 2

©2020 Marinus Pharmaceuticals. All Rights Reserved I Ganaxolone (GNX) Targets Synaptic & Extrasynaptic GABA A Receptors 3 Ganaxolone a positive allosteric GABA A receptor modulator with a well - defined MOA designed to treat patients suffering from epilepsy and neuropsychiatric disorders. GNX is designed to modulate both synaptic and extrasynaptic GABA A receptors to calm over - excited neurons Clinical development focused on status epilepticus and rare genetic epilepsies that have few or no treatment options Multiple dose formulations IV and oral – to meet the needs of adult and pediatric patients in acute and chronic care settings Extensive safety record in more than 1,600 patients both pediatric and adult, at therapeutically relevant dose levels for up to two years GNX is a synthetic analog of allopregnanolone

©2020 Marinus Pharmaceuticals. All Rights Reserved I Evaluation of IV and Oral Opportunities Building Upon Status Epilepticus (SE) Maximizing Value for Orphan Epilepsies • Expand clinical opportunities from refractory status epilepticus (RSE) to broader SE market • Initiate commercial plan • Create a global development strategy • Develop pharmacoeconomic value proposition • Complete BARDA activities • Continue CDKL5 deficiency disorder (CDD) and tuberous sclerosis complex (TSC) clinical development • Consider expansion opportunities based on scientific rationale • Further develop commercial roadmap, including scientific and clinical differentiation Leveraging GNX Molecule • Explore opportunities to improve bioavailability and PK • Prioritize clinical trials based on unmet need, improved product profile • New therapeutic indications driven by scientific rationale Marinus Corporate Strategy Corporate Strategy 4

©2020 Marinus Pharmaceuticals. All Rights Reserved I Ganaxolone Development Pipeline 5

Status Epilepticus Indication

©2020 Marinus Pharmaceuticals. All Rights Reserved I Status Epilepticus (SE): Definition and Epidemiology Background • Continuous seizures lasting >5 min • Heterogenous patient population with various etiologies, including glioblastoma, vascular disease, encephalitis, drug or alcohol withdrawal or overdose • Pre - existing epilepsy in less than half of SE cases • Prolonged seizure activity can result in permanent neuronal damage and contribute to high morbidity and mortality • SE becomes more treatment refractory as it progresses 7 SE is the second most common neurologic emergency in the U.S. 1 1. Anaethesia and Intensive Care Medicine, February 02, 2018 , Update on the management of status epilepticus

©2020 Marinus Pharmaceuticals. All Rights Reserved I Goals of a New Therapy for the Treatment of SE 8 Benzodiazepine Administered Medically induced Coma Established Status Epilepticus (ESE) 1 st line 2 nd line IV AED’s (antiepileptic drugs) 3 rd line IV Anesthetics Super Refractory Status Epilepticus (SRSE) Refractory Status Epilepticus (RSE) IV GNX

Pharmacokinetics/Pharmacodynamics Well Suited for Acute SE Treatment



Synaptic
αβγ
Extrasynaptic
αβδ
Cl⁻
Cl⁻
phasic inhibition
tonic inhibition

Ganaxolone targets the extrasynaptic receptor, is associated with high brain concentrations, and delivers a rapid onset of action

Experimental PK – plasma and brain[1]



Concentration (ng/ml or ng/g)
1500
1000
500
0
Brain ganaxolone
Plasma ganaxolone
0
5
10
15
20
25
30
Time (min)

Brain and plasma concentration after ganaxolone 3 mg/kg IM in mice

Human PK[2]

Following 20 mg ganaxolone bolus (over 2 minutes):

C_{max} 1,240 ng/mL

T_{max} 0.08 hrs

Human PD – EEG changes[2]



BIS
110
100
90
80
70
60
50
40
30
PBO, 2-min Slow Bolus (n=2)
10 mg, 5-min Slow Bolus (n=3)
20 mg, 2-min Slow Bolus (n=6)
30 mg, 5-min Slow Bolus (n=3)
2-min bolus (PBO and 20-mg groups)
5-min bolus (10- and 30-mg groups)
-60
-45
-30
-15
0
15
30
45
60
Time (min)

EEG bispectral index in healthy volunteers following IV ganaxolone

1. Zolkowska D, Wu CY, Rogawski MA. Intramuscular allopregnanolone and ganaxolone in a mouse model of treatment-resistant status epilepticus. Epilepsia. 2018 Oct;59:220-7.
2. Data on file, Marinus Pharmaceuticals, inc.

MARINUS PHARMACEUTICALS

©2020 Marinus Pharmaceuticals. All Rights Reserved | 9

Phase 2 SE Trial Design

Evaluate IV ganaxolone in refractory SE patients

SE Patients

↑

Screening →

Diagnosis of convulsive or non-convulsive SE

Failed at least one 2nd line IV AED but had not progressed to 3rd line IV anesthetics

Treatment Period		
Loading Dose	Maintenance	Taper
Bolus plus continuous infusion	2-4 day infusion	18-hour taper

→

Post-treatment Follow-up	
24 hour	Weeks 2, 3, 4

Cohort	Dose of GNX/day	N
Low	500mg/day	5
Medium	650mg/day	4
High	713mg/day	8

Goals of a new treatment

Rapid cessation

Maintenance of seizure control

Prevent progression to IV anesthetics

Limitations of current treatments

1st line Benzodiazepines ineffective in 45%-50%; limited by cardiovascular and respiratory side effects

2nd line Ineffective in over 50% of established SE; further decreased response in refractory SE

3rd line IV Anesthetics: high morbidity, mortality ~35%; increased duration of hospitalization and costs of care

Endpoints

Primary: Percent of patients who did not require escalation of treatment with IV anesthetic within the first 24 hours after ganaxolone initiation

Secondary: Additional efficacy, safety and tolerability

MARINUS PHARMACEUTICALS

©2020 Marinus Pharmaceuticals. All Rights Reserved | 10

©2020 Marinus Pharmaceuticals. All Rights Reserved I Patient Demographics of Phase 2 Trial 11 • 8 males, 9 females • Mean age: 57 years old (range: 23 - 88) 5 (29%) CSE, 11 (65%) NCSE, 1 (6%) CSE → NCSE 7 (41%) yes, 10 (59%) no 17 patients enrolled Types of SE History of Epilepsy Mean # of failed 2nd - line IV AEDs • 2.1 (range: 1 - 4), all failed LEV or LAC • 14/17 patients failed two or more 2nd - line AEDs • All prior AEDs were administered within recommended dosing guidelines Mean # of failed first - and - second line IV AEDs (including benzodiazepines) 2.9 (range: 2 - 5) 7 Vascular 4 tumor 2 autoimmune 2 drug overdose 2 unknown Etiologies

©2020 Marinus Pharmaceuticals. All Rights Reserved I Phase 2 Trial Results Demonstrated Rapid Onset And Durability of Effect Cohort No escalation to IV anesthetics within 24 hours from infusion initiation (Primary Endpoint) Status - free through 24 hours from infusion initiation (investigator determination) No escalation to additional IV AEDs or IV anesthetics for status relapse at any time through 24 hours after ganaxolone discontinuation No SE Relapse at anytime during the 4 - wk follow up period High (713 mg/day) (n=8) 100% (8 of 8) 88% (7 of 8) 100% (8 of 8) 100% (6 of 6) (1ET, 1 died) Medium (650 mg/day) (n=4) 100% (4 of 4) 100% (4 of 4) 75% (3 of 4) 67% (2 of 3) (1 ET) Low (500 mg/day) (n=5) 100% (5 of 5) 100% (5 of 5) 60% (3 of 5) 50% (1 of 2) (1 died) Immediate Prior AED Administered 4 Hours (mean) to ganaxolone treatment SE Cessation Occurred Rapidly in All Dose Groups (median = 5 minutes) Data presented at AES 2019 AEDs – antiepileptic drugs 12

PK/PD Relationship and Rationale for Target Dose

Modeled PK Curves for All Dose Groups



GNX Plasma Concentration (ng/mL)
1,000
800
600
400
200
0
0
6
12
18
24
Time (hrs)
Low 500mg/day
Medium 650mg/day
High 713mg/day

High Dose Achieves Target Range ≥ 500 ng/mL for ~8 hours

Seizure Burden Reduction Occurred Rapidly in All Dose Groups



Low 500mg/day
Medium 650mg/day
High 713mg/day
% Change in EEG Seizure Burden
(seizure time / total time period)
0
-20
-40
-60
-80
-100
"Medium" dose < 500 ng/mL
"Low" dose < 500 ng/mL
"High" dose < 500 ng/mL
-1
0
1
2
4
6
8
10
12
14
GNX initiation
Time (hrs)
= Time point of seizure recurrence when GNX dosing targets were < 500 ng/mL

Only **High Dose** Provided Sustained Reduction (>80%) Throughout Entire Analysis Window

MARINUS PHARMACEUTICALS
Data presented at AES 2019
PK: Pharmacokinetics / PD: Pharmadynamic
©2020 Marinus Pharmaceuticals. All Rights Reserved
| 13

©2020 Marinus Pharmaceuticals. All Rights Reserved I IV Ganaxolone Safety Summary 14 Intubation: 9 patients were not intubated upon enrollment. Of these, 6 remained intubation - free during the entire ganaxolone treatment perio d Data presented at AES 2019 AE: adverse event / SAE: serious adverse event 10 SAEs in 6 patients (also included in AEs) 2 related in 2 patients • 2 severe sedation 8 non - related in 4 patients • 1 Death due to withdrawal of life support - 1 Respiratory depression • 1 Bowel perforation (fatal) • 1 Sepsis (fatal) • 1 Fall - 1 Loss of consciousness - 1 Pneumothorax - 1 Multiple fracture 13 related in 7 patients • 6 mild (2 hypotension, 2 somnolence, 1 urinary retention, 1 hypercarbia) • 5 moderate (4 somnolence; 1 hypercarbia) • 2 severe (2 sedation) 37 not - related in 12 patients • 20 mild • 8 moderate (2 pain; 2 pneumonia, 2 dysphagia, • 1 delirium, 1 hypertension) • 9 severe (respiratory depression, death due to withdrawal of support, sepsis, embolic stroke, perforated bowel, fall, loss of consciousness, multiple fractures, pneumothorax) 50 AEs in 16 patients

©2020 Marinus Pharmaceuticals. All Rights Reserved I Overview of U.S. Phase 3 SE Trial Design Trial design • Randomized, placebo - controlled (adjunctive to standard - of - care) clinical trial Target patient population • Status epilepticus patients (n=124) who have failed benzodiazepines and ≥ 2 IV AEDs Dosing • 36 - hour infusion followed by a 12 - hour taper (48 - hour treatment) • Phase 2 dose paradigm and extends ganaxolone plasma exposure ≥ 500 ng/mL for 12 hours Co - primary endpoints • Proportion of participants with SE cessation within 30 minutes of study drug initiation without medications for the acute treatment of SE • Proportion of participants with no progression to IV anesthesia for 36 hours following study drug initiation Secondary endpoints • No progression to IV anesthesia for 24 hours off study drug (i.e., 72 hours) • Time to SE cessation • Healthcare utilization metrics ( eg , length of stay, # of days in the ICU) • Functional outcomes • Safety measures 15

©2020 Marinus Pharmaceuticals. All Rights Reserved I SE Phase 3 Clinical Planning 16 • 1:1 randomized, double - blind, placebo - controlled trial • Failure of a benzodiazepine and 2 second - line IV AEDs • 3 - minute bolus, 36 - hour infusion, 12 - hour taper • Approx. 125 randomized patients • 80 - 100 sites Trial Overview S C R E E N I N G Dose Initiation (Time 0) Treatment Period Follow - up Period Weeks 1,2,3 & 4 Daily 24 - 120 hours Day 2 Hours 24 - 36 Hours 36 - 48 Daily Hours 0 - 24 Bolus dose Continuous Infusion Taper Treatment is planned to be 2 days (including a 12 - hour taper). Phase 3 Target Plasma Concentration Continuous Infusion Infusion Taper • Protocol discussions with FDA in process • Site identification through initiation underway • Drug and placebo supply ready for shipment to sites Initiation Status

©2020 Marinus Pharmaceuticals. All Rights Reserved I RAISE Trial Sites Standard of Care Progression to IV Anesthesia • Surveyed PI’s at selected RAISE Trail sites to learn more about their standard of care natural history progression to IV anesthesia following the failure of one versus more than one 2 nd - line IV AEDs 17 Trial population Of those that escalate to 3 rd - line IV anesthesia, they do so in ~2.5 hours following failure of the second 2 nd - line IV AED Clear unmet medical need in patients that fail two or more 2 nd line IV AEDs Guides site selection and approximates placebo response for escalation to IV anesthesia co - primary Patients with non - convulsive status epilepticus (NCSE) median 1 2 0 20 40 60 80 100 # of failed 2 nd -line IV AEDs % o f P a t i e n t s P r o g r e s s i n g t o 3 r d - l i n e I V a n e s t h e t i c s median + 95% CI

©2020 Marinus Pharmaceuticals. All Rights Reserved I BARDA Contract – Refractory Status Epilepticus 18 Key Contract Parameters • BARDA to contribute $21 million in base contract to support the Phase 3 clinical trial in RSE and preclinical studies of ganaxolone in nerve agent exposure animal models. • BARDA may contribute up to an additional $30 million in support of manufacturing, supply chain, clinical, regulatory and toxicology activities based on favorable clinical and pre - clinical outcomes. • Total contract value = $84 million; $51 million BARDA / $33 million Marinus - if all options are undertaken. • On successful development, BARDA and Marinus may negotiate for a supply of ganaxolone for a potential response to nerve gas exposure threats.

©2020 Marinus Pharmaceuticals. All Rights Reserved I Quantifying the Significant Clinical and Economic Burden of SE The Phase 3 trial of ganaxolone in refractory SE aims to demonstrate rapid onset of action capable of preventing escalation to IV anesthetics. Treatment with IV anesthetics has been reported to lead to increased length of hospital admission and risk of infections, new disability, and death. 1 - 3 There’s a potential pharmacoeconomic opportunity to quantify cost of care and characterize clinical outcomes based on treatment progression to IV anesthetics. 1 Sutter R et al. 2014 Neurology 2 Hawkes MA et al. 2019 Crit. Care Med. 3 Marchi NA et al. 2015 Crit. Care Med. $ $ Understanding the spectrum of clinical and economic burden based on disease severity will help support treatment value 19

SE Severity Correlates with Clinical Consequences & Increased Healthcare Utilization

Clinical Outcomes

Metric	Cohort 1 (≤ 1 IV AED)	Cohort 2 (> 1 IV AED)	Cohort 3 (≥ 1 IV anesthetic)	All
Unique SE patient encounter, N (%)	14,694 (33.4)	10,140 (23.1)	19,154 (43.5)	43,988 (100)
Discharge disposition (%)				
Expired*	4.6	6.3	18.9	11.2
Hospital-acquired condition (%)†	14.0	19.4	23.1	19.2
Catheter-associated UTI (%)	12.0	17.4	18.3	16.0
Miscellaneous infection† (%)	1.6	1.7	4.3	2.8
Vascular catheter-associated infection† (%)	0.2	0.2	0.4	0.3
Mechanical ventilator-associated complication (%)	0.2	0.2	1.6	0.8

Utilization and Cost Outcomes

Metric	Cohort 1 (≤ 1 IV AED)	Cohort 2 (> 1 IV AED)	Cohort 3 (≥ 1 IV anesthetic)	All
Unique SE patient encounter, N (%)	14,694 (33.4)	10,140 (23.1)	19,154 (43.5)	43,988 (100)
Hospital length of stay (LOS) (days)				
Mean*	4.7	7.2	12.0	8.4
Median*	3	4	8	5
ICU LOS *(for ICU patients only)*				
Mean*	2.7	3.1	6.6	5.4
Median*	2	2	4	3
Total hospital cost* ($USD)				
Mean*	$11,532	$18,328	$41,858	$26,304
Median*	$6,812	$10,592	$24,105	$13,201

Effective therapeutics that prevent progression to SRSE (i.e., treatment with IV anesthetics) may reduce mortality rates by ~70% and $30,000 in hospital cost

Manuscript in preparation

*Indicates p<0.05 across all pairwise comparisons
†Indicates p<0.05 C1 or C2 vs. C3

MARINUS PHARMACEUTICALS

©2020 Marinus Pharmaceuticals. All Rights Reserved | 20

©2020 Marinus Pharmaceuticals. All Rights Reserved I Clinical Opportunities Throughout the SE Continuum Benzodiazepine Administered Medically induced Coma Established Status Epilepticus (ESE) 1 st line 2 nd line IV AED’s 3 rd line IV Anesthetics Super Refractory Status Epilepticus (SRSE) Refractory Status Epilepticus (RSE) ESETT Ganaxolone STATUS Trial ESE 1 st line SRSE RSE RSE Failure of benzodiazepine Failure of > 2 IV AEDs Failure of 1 IV AED Failure of anesthetic wean 21

©2020 Marinus Pharmaceuticals. All Rights Reserved I Ganaxolone Formulation Work in Progress for Second Generation Candidate Step down IV to oral Pediatric Dosing IV Dosing Oral Dosing • Exploring opportunities to improve bioavailability and PK profile • Allow expansion into new indications, and create the potential for new therapeutic areas • Targeting IV - to - oral step down for patients that may benefit from continued therapy 22

Genetic Epilepsy Franchise

CDKL5 Deficiency Disorder

CDKL5 Deficiency Disorder (CDD)

	Cause	Mutation of the cyclin-dependent kinase-like 5 (*CDKL5*) gene, located on the X chromosome
	Symptoms	Early-onset, treatment refractory seizures, & severe neuro-developmental delay Most can't walk, talk or care for themselves Suffer from scoliosis, visual impairment, gastrointestinal difficulties & sleeping disorders
	Prevalence	~12,500 children US and EU5, predominantly affects females Genetic testing available Orphan Drug designation
	Treatments	No disease-specific treatments are approved
	Rationale	Potential $GABA_A$ dysfunction, promising data in Phase 2 led to double-blind placebo-controlled trial

MARINUS PHARMACEUTICALS
©2020 Marinus Pharmaceuticals. All Rights Reserved
25

Global Phase 3 Pivotal Trial Design

Marigold Study
CDKL5 Deficiency Disorder

Historical Control *8 weeks*	Baseline *6 weeks*	Titration *4 weeks*	Maintenance *13 weeks*	Titration *4 weeks*	Open-Label Phase
		Double-Blind Phase		Open-Label Phase	

Trial Details

- Evaluated the use of oral ganaxolone in children and young adults
- Global, double-blind, placebo-controlled, clinical trial enrolled 101 patients between the ages of 2 and 19 with a confirmed disease-related *CDKL5* gene variant
- Ages 2-19, ≥16 major motor seizures/month; up to 4 concomitant AEDs

Endpoints

- Primary endpoint of the trial was percent change in 28-day major motor seizure frequency *
- Non-seizure secondary outcome measures: Behavioral/neuropsychiatric changes correlated with domains of attention & sleep

* Major motor seizures were defined as bilateral tonic, generalized tonic-clonic, atonic/drop, bilateral clonic, or focal to bilateral tonic-clonic

MARINUS PHARMACEUTICALS

©2020 Marinus Pharmaceuticals. All Rights Reserved | 26

©2020 Marinus Pharmaceuticals. All Rights Reserved I Subject Baseline Clinical Characteristics & Prior/Concomitant Medications 27 Characteristic Placebo (n=51) Ganaxolone (n=50) Total (n=101) Baseline Primary Seizure Frequency, per 28 days (median, min - mix ) 50.0, 0.7 – 1021.3 57.3 5.5 – 651.3 - Number of AED Medications Taken Prior (median) 7 7 7 Concomitant AED Medications, n (%) Valproate 16 (31.4) 18 (36.0) 34 (33.7) Levetiracetam 13 (25.5) 13 (26.0) 26 (25.7) Clobazam 13 (25.5) 12 (24.0) 25 (24.8) Vigabatrin 12 (23.5) 10 (20.0) 22 (21.8) Baseline seizure burden and AED history highlights unmet need

©2020 Marinus Pharmaceuticals. All Rights Reserved I Ganaxolone Achieves Primary Efficacy Endpoint in the Marigold Study 28 Ganaxolone Placebo 0 10 20 30 40 M e d i a n P e r c e n t R e d u c t i o n 2 8 - d a y F r e q u e n c y o f M a j o r M o t o r S e i z u r e s 32.2% 4.0% = 29.7%* p = 0.002** *Hodges-Lehman Estimate of Median Difference **Wilcoxon Rank-Sum Test

©2020 Marinus Pharmaceuticals. All Rights Reserved I Caregiver Global Impression of Change in Seizure Intensity/Duration 29

©2020 Marinus Pharmaceuticals. All Rights Reserved I Marigold Cumulative Response Curve 30 0% 5 10 15 20 25 30 35 40 45 50 0 20 40 60 80 % Reduction in Major Motor Seizure Frequency % o f P a t i e n t s Ganaxolone Placebo * * * * * * * * * *p < 0.05 *Fisher's Exact Test

©2020 Marinus Pharmaceuticals. All Rights Reserved I Phase 3 Safety Summary 31 Treatment Emergent Adverse Events (TEAE) Preferred Term Placebo (n=51) Ganaxolone (n=50) Any TEAE, n (%) 45 (88.2) 43 (86.0) Somnolence 8 (15.7) 18 (36.0) Pyrexia 4 (7.8) 9 (18.0) Upper Respiratory Tract Infection 3 (5.9) 5 (10.0) Constipation 3 (5.9) 3 (6.0) Salivary Hypersecretion 1 (2.0) 3 (6.0) Sedation 2 (3.9) 3 (6.0) Includes AEs that occurred >5% of subjects in ganaxolone arm and ganaxolone > placebo Preferred Term Placebo (n=51) Ganaxolone (n=50) Any Serious TEAE, n (%) 5 (9.8) 6 (12.0) Bronchitis 0 (0.0) 1 (2.0) Rhinovirus Infection 0 (0.0) 1 (2.0) Urinary Tract Infection 0 (0.0) 1 (2.0) Pneumonia Mycoplasmal 1 (2.0) 0 (0.0) Pneumonia Viral 1 (2.0) 0 (0.0) Respiratory Syncytial Virus Bronchiolitis 1 (2.0) 0 (0.0) Oxygen Saturation Decreased 0 (0.0) 1 (2.0) Food Refusal 0 (0.0) 1 (2.0) Pneumonia Aspiration 0 (0.0) 1 (2.0) Hypoxia 1 (2.0) 0 (0.0) Faecaloma 1 (2.0) 0 (0.0) Hypotonia 1 (2.0) 0 (0.0) Seizure 1 (2.0) 0 (0.0) Unresponsive to Stimuli 1 (2.0) 0 (0.0) Serious Treatment Emergent Adverse Events

©2020 Marinus Pharmaceuticals. All Rights Reserved I Potential for Durability Differentiation in the Treatment of CDD Patients • Vast majority of patients with CDD do not have long - lasting response rates to anti - epileptics 1 • In Phase 2 trial 4 of 7 patients entered the extension period • Ganaxolone demonstrated preliminary evidence of sustained, long - term (out to 18 months) efficacy in a small cohort of CDD patien ts 32 *As of 12/31/18: Clinical data presented at AES 2018 PI – Principle Investigator 44% Median reduction in seizure frequency at 6 months Durability at 12 - 18 months Median change frequency improved to 66% in extension period* Patients Entering Open - Label Extension Patient 1 Patient 2 Patient 3 Patient 4 1 Muller A. et al. 2016 European Journal of Paediatric Neurology 20 *As of 12/31/18: Clinical data presented at AES 2018

©2020 Marinus Pharmaceuticals. All Rights Reserved I Commercialization Preparedness Executing research with Payers and Physicians around TPP / Value Proposition Identifying organizational needs for field resources, systems and processes Developing plans to scale up Advocacy, Scientific Affairs and Commercial teams Readying supply chain to support packaging and scale up needs to commercialize Potential for operational leverage across indications within concentrated rare epilepsy care model 33 TPP – Target Product Profile

©2020 Marinus Pharmaceuticals. All Rights Reserved I ~48,900 Rare Epilepsy ~ 4,400 CDKL 5 Patients ~ 20,000 TSC patients Addressable Patient Population 20 - 40% refractory 4 Phase 2 (TSC) 40,000 patients 2 50 - 60% refractory 3 Phase 3 (CDKL 5) ~5,500 patients 1 80 - 90% refractory 3 ~163,000 5 Rare Epilepsy Current clinical programs targeting indications with potential of ~24K addressable US patients Our Goal: Build a Sustainable Franchise in Rare Epilepsy Opportunity to expand treated population through future clinical development Identification of Biomarker Sensitive Population (including PCDH19) 1 Jakimeic et. al 2020 2 NORD ( https://rarediseases.org/rare - diseases/tuberous - sclerosis ) 3 Marinus market research 4 Ryan et. al 2015 ( https://www.ncbi.nlm.nih.gov/pmc/articles/PMC4540245/ ) 5 Quintana market research 34

Tuberous Sclerosis Complex

Allo-S as Potential Biomarker Across Various Genetic Epilepsies

Scientific literature associates genetic orphan epilepsies with neurosteroid imbalances

Marinus has identified abnormal neurosteroid levels in several patient subtypes

These findings lead to stratification by Allo-S biomarker in clinical trials



Patients/subjects aged 1-14
Allopregnanolone-sulfate (ng mL-1)
20
5
4
3
2
1
0
Control
PCDH19
CDD
TSC

MARINUS PHARMACEUTICALS

©2020 Marinus Pharmaceuticals. All Rights Reserved | 36

Tuberous Sclerosis Complex

Cause	Defect or mutation of *TSC1* and/or *TSC2* genes
Symptoms	Benign tumors, seizures, cognitive impairment, behavioral problems, skin abnormalities
Prevalence	~25K-40K refractory TSC patients in the U.S.*
Treatments	Limited approved treatments
Mechanistic Rationale	Potential neurosteroid deficiency[1]

[1] diMichele, et al, *J. Neuro Neurosurg Psychiatry*, 2003

*Failure of two prior antiseizure medications with ongoing, frequent seizures.

©2020 Marinus Pharmaceuticals. All Rights Reserved | 37

Unmet Need in TSC Epilepsy and Scientific Rationale for Ganaxolone

- Epilepsy present in ~90% of individuals affected with TSC
- Existing treatments fail to control seizures in ~60% of individuals with TSC-associated epilepsy
- Uncontrolled seizures, especially early in life, may lead to developmental delays and cognitive dysfunction

Clear need to evaluate treatments with a differentiated mechanism of action



Patients aged 1 - 14
Allopregnanolone-Sulfate
(ng mL⁻¹)
6
5
4
3
2
1
0
TSC
Control
mean + SEM

In collaboration with the TS Alliance and utilization of their Biosample Repository

SHORT REPORT

GABA$_A$ receptor active steroids are altered in epilepsy patients with tuberous sclerosis

F di Michele, M Verdecchia, M Dorofeeva, L Costamagna, G Bernardi, P Curatolo, E Romeo

J Neurol Neurosurg Psychiatry 2003;74:667–670

"Many individuals with TSC continue to experience uncontrolled seizures despite a cocktail of multiple antiepileptic drugs. Because new options are always needed, the TSC community welcomes clinical evaluation of new epilepsy treatments"

\- Kari Luther Rosbeck, President & CEO of the Tuberous Sclerosis Alliance

MARINUS PHARMACEUTICALS

©2020 Marinus Pharmaceuticals. All Rights Reserved I 38

TSC - Phase 2 Open-Label Clinical Trial Design

PART A			PART B
Base (4 Weeks)	GNX Titration (4 Weeks)	GNX Maintenance (8 Weeks)	Open-Label Extension (OLE) (24 Weeks) * Available to patients that respond to GNX as defined per protocol
Baseline Period	**Treatment Period**		**OLE Period**
Screening Visit	Baseline Treatment Visit		2-week taper upon GNX discontinuation (if not continuing to Part B)

- $n = 30$
- 8 - 15 U.S. sites
- Electronic diaries will be used for data capture
- At least 8 seizures per month
- **Primary efficacy endpoint:** % change in 28-day primary seizure frequency through the end of 12-week treatment period relative to 4-week baseline period
- **Top-line data expected mid 2021**

Primary seizure types: focal motor seizures without impairment of consciousness or awareness, focal seizures with impairment of consciousness or awareness, focal seizures evolving to bilateral generalized convulsive seizures, and generalized seizures with a motor component that are countable

MARINUS PHARMACEUTICALS

©2020 Marinus Pharmaceuticals. All Rights Reserved | 39

PCDH19 Related Epilepsy

PCDH19-Related Epilepsy

Cause	Inherited mutation of protocadherin 19 (*PCDH19*) gene. Located on X chromosome
Symptoms	Early-onset seizures, cognitive and sensory impairment, and psychiatric and behavioral disorders. Seizures last from days to weeks; sensitive to fever
Prevalence	Affects ~10K children US and EU Predominantly females Genetic testing becoming more readily available Orphan Drug designation
Treatments	No disease-specific treatments are approved
Mechanistic Rationale	Associated with low levels of allopregnanolone[1] and potential GABAergic dysfunction

[1]Gecz, et.al, Human Molecular Genetics, 2015

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Seizure Reduction in PCDH19-RE Phase 2 Trial in Patients with Low Allo Levels

- 25% decrease in median seizure frequency reported in Phase 2 (n=11)
- Stratification of patients by baseline plasma Allo levels identifies a subpopulation with expected improved efficacy on GNX
- When comparing seizure frequency at 6 months to baseline:
  - The biomarker+ group (low Allo) significantly improved
  - The biomarker- group (high Allo) deterioration was not statistically significant

Biomarker	N=	Median % change in seizure rates	P-value (Wilcoxon)
Biomarker + (Allo-S <2,500 pg mL^{-1})	7	-50%	P=0.02
Biomarker – (Allo-S >2,500 pg mL^{-1})	4	84%	P=0.63



20,000
15,000
10,000
5,000
0
Responder
Non-responder
biomarker-
biomarker+
-100
-50
0
500
1000
1500
% ▲ seizure frequency
[A llo - S], pg mL⁻¹

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Clinical data presented at AES 2018
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Biomarker Stratified Proof of Concept (POC) Study in PCDH19

VIOLET STUDY
PCDH19-Related Epilepsy



Primary efficacy analyses will be conducted using this cohort
PCDH19 (all-patients) n~20-22
Low Allo-S
Biomarker +
R 1:1
Placebo
Ganaxolone Up to 600 mg 3x/day
High Allo-S
Biomarker -
R 1:1
Placebo
Ganaxolone Up to 600 mg 3x/day
Ganaxolone Up to 600 mg 3x/day
Pre-baseline Screening
Baseline 12 weeks
Titration 4 weeks
Maintenance 13 weeks
Titration 4 weeks
Open-Label Phase (52 weeks) * not drawn to scale
Screening Visit

Trial Details

- Ages 1-17 with 8 or more seizures in 8 weeks, failed 2 or more AEDs
- Expect to complete double-blind portion of the trial with ~20-22 patients
- Stratify patients into one of two biomarker groups based on baseline allopregnanolone sulfate levels and randomized (ganaxolone or placebo) within each stratum
- Data expected in 1H 2021

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Intellectual Property

©2020 Marinus Pharmaceuticals. All Rights Reserved I Patent Expected Patent Life Synthesis patents issued in Australia, Canada, China, Europe, Hong - Kong, India, Israel, Japan, Mexico, New Zealand, South Korea & U.S. 2030 IV formulations containing exclusively in - licensed proprietary Captisol ® product 2033 SE – pending patent on IV formulations and methods of use 2036 SE – pending patent on clinical treatment regimen 2040 CDD & PCDH19 – pending patent on methods of use, patient stratification 2038 TSC - pending patent on methods of use 2040 Multiple Layers Of Potential Protection 45 Orphan drug designation for SE, CDD, PCDH19 - RE provides 7 and 10 years exclusivity in US and EU, respectively.

Thank You

©2020 Marinus Pharmaceuticals. All Rights Reserved I Appendix 47

Details on Baseline Patient Characteristics for Phase 2 SE Trial

Patient	Dosing Cohort	Etiology	History of Epilepsy	Type of SE	Failed Antiseizure Medications Prior to GNX*	Dose of Last IV AED Administered Prior to GNX (Recommended Dose)
1	Low	Vascular	No	NCSE	**LAC**, LEV	200mg (200-600mg)
2	Low	Unknown	Yes	NCSE	fPHT, **LEV**	1,000mg (1000-3000mg)
3	Low	Vascular	No	NCSE	LOR, **LAC**, LEV	600mg (200-600mg)
4	Low	Vascular	No	NCSE	LOR, **LAC**, LEV	600mg (200-600mg)
5	Low	Tumor	No	CSE	LOR, LAC, **LEV**	2,000mg (1000-3000mg)
6	Medium	Vascular	No	NCSE	LOR, **LAC**, LEV	600mg (200-600mg)
7	Medium	Drug Overdose / Withdrawal	Yes	CSE	LOR, **LEV**	1,000mg (1000-3000mg)
8	Medium	Unknown	Yes	CSE → NCSE	LOR, LAC, **LEV**	1,000mg (1000-3000mg)
9	Medium	Tumor	Yes	NCSE	LAC, LEV, **PHT**	200mg (100mg)
10	Target	Vascular	Yes	CSE	LOR, **LAC**, VPA	400mg (200-600mg)
11	Target	Drug Overdose / Withdrawl	No	CSE	LOR, **LAC**, LEV	400mg (200-600mg)
12	Target	Tumor	Yes	NCSE	LOR, LEV, **VPA**	700mg (1000-3000mg)
13	Target	Autoimmune	No	NCSE	LOR, **LEV**	1,000mg (1000-3000mg)
14	Target	Vascular	No	NCSE	LOR, **LAC**, LEV, PHT	200mg (200-600mg)
15	Target	Vascular	Yes	CSE	LOR, **LEV**	1,000mg (1000-3000mg)
16	Target	Tumor	No	NCSE	LOR, **LAC**, LEV	400mg (200-600mg)
17	Target	Autoimmune	No	NCSE	LOR, fPHT, **LAC**, LEV, VPA	200mg (200-600mg)

NCSE: Non-convulsive status epilepticus

CSE: Convulsive status epilepticus

LAC: Lacosamide

LEV: Levetiracetam

LOR: Lorazepam

PHT: Phenytoin

fPHT: Fosphenytoin

VPA: Valproic Acid

*Bolded, underlined **IV AED's** were the last ones administered prior to GNX

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| 48

©2020 Marinus Pharmaceuticals. All Rights Reserved I 49 HEOR Opportunities to Expand Potential Value Proposition of Ganaxolone in SE Quantify total cost of care in SE patients following hospital discharge • Many patients were discharged to long - term care or skilled nursing facilities and correlated with more severe SE Effective treatment options aimed at limiting the progression of SE severity may lead to favorable discharge settings and reduce post - hospital costs Quantify total cost of care of an inpatient episode of SE in patients that transfer between hospitals • 13% of patients with an SE diagnosis code were excluded due to being transferred into or out of a Premier hospital (i.e., incomplete SE episode details and cost) • These patients are likely high - acuity cases in need of specialized care and may result in: − Increased duration in SE − Increased length of hospital stay and overall healthcare utilization Effective treatment of SE at the initial site of care has the potential to dramatically improve outcomes and reduce costs HEOR - Health economics and outcome research

©2020 Marinus Pharmaceuticals. All Rights Reserved I Subject Baseline Demographics & Country Enrollment in CDD Trial 50 Demographic Placebo (n=51) Ganaxolone (n=50) Total (n=101) Age, median 7.0 5.0 6.0 Gender, n (%) Male 10 (19.6) 11 (22.0) 21 (20.8) Female 41 (80.4) 39 (78.0) 80 (79.2) Ethnicity, n (%) Hispanic or Latino 6 (11.8) 4 (8.0) 10 (9.9) Not - Hispanic or Latino 43 (84.3) 44 (88.0) 87 (86.1) Unknown 1 (2.0) 1 (2.0) 2 (2.0) Not reported 1 (2.0) 1 (2.0) 2 (2.0) Race, n (%) White 47 (92.2) 46 (92.0) 93 (92.1) Asian 3 (5.9) 2 (4.0) 5 (5.0) Other 1 (2.0) 2 (4.0) 3 (3.0) US IT RU UK PL FR AU IL 42 15 14 10 7 6 6 1

©2020 Marinus Pharmaceuticals. All Rights Reserved I Percent Reductions in Major Motor Seizure Frequency 51 25% 50% 75% 0 20 40 60 80 100 Reduction in Major Motor Seizure Frequency % o f P a t i e n t s Ganaxolone Placebo 57.1% 23.5% 24.5% 9.8% 10.2% 3.9% p=0.064* *Fisher's Exact Test p=0.001*